UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 14, 2011

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150028	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Bay Street, Suite 2330 Toronto, Ontario, Canada, M5J 3T3
(Address of principal executive offices)
416-369-3978
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 14, 2011, the Board of Directors of Liberty Silver Corp. (the “Registrant”) approved the adoption of amended and restated bylaws to become effective immediately as of the date of adoption.  The Board of Directors approved the adoption of amended and restated bylaws pursuant to, and in accordance with, the provisions of Section 78.120 of the Nevada Revised Statutes and Article Ten, Section 2, of the previously adopted bylaws of the Registrant.  The amended and restated bylaws were adopted to revise and update the previously existing bylaws in their entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  The following exhibit is filed herewith:

3.4  Amended and Restated Bylaws of Liberty Silver Corp., December 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

By:  /s/ Geoff Browne

Chief Executive Officer

Date: December 16, 2011

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